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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------


                 DATE OF REPORT                                    MAY 8, 2003
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       (Date of earliest event reported):


                        EXTENDICARE HEALTH SERVICES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

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            DELAWARE                 333-43549 AND 333-97293                98-0066268
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        (State or other              (Commission File Number)             (IRS Employer
 jurisdiction of incorporation)                                        Identification No.)
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              111 WEST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
              (Registrant's telephone number, including area code)




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                                TABLE OF CONTENTS


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Item 7.        Financial Statements and Exhibits

Item 9.        Regulation FD Disclosure

Signatures

Exhibit Index

Exhibit 99     Press Release
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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)    Not applicable.

               (b)    Not applicable.

               (c)    Exhibits. The following exhibit is being filed herewith:

                      (99) Extendicare Health Services, Inc. Press Release dated May 8, 2003.

ITEM 9.        REGULATION FD DISCLOSURE.

        The information required by Item 12 is being provided under Item 9 pursuant to interim filing guidance provided by the Securities and Exchange Commission. On May 8, 2003, Extendicare Health Services, Inc. issued a press release announcing earnings for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 hereto and is incorporated by reference herein.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EXTENDICARE HEALTH SERVICES,
                                   INC.

Date:  May 12, 2003

                                 By:        /s/ Mark W. Durishan
                                     -------------------------------------------
                                     Mark W. Durishan
                                     Vice President, Chief Financial Officer and
                                     Treasurer (principal financial officer and
                                     principal accounting officer)






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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                                DATED MAY 8, 2003

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  EXHIBIT
  NUMBER
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    99        Extendicare Health Services, Inc. Press Release dated May 8, 2003.
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